UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2006

                              SIVAULT SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

        0-30711                                      98-0209119
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(Commission File Number)                   (IRS Employer Identification No.)

 560 SOUTH WINCHESTER BLVD, SAN JOSE, CA                            95128
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (408) 236-7415
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               Registrant's telephone number, including area code

             2665 NORTH FIRST STREET, SUITE 300, SAN JOSE, CA 95134
         -------------------------------------------------------------
         (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT


         ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. Gerard Munera was named to the Company's Board of Directors. Mr. Munera previously served on the Company's Board from June 2001 to August 2005. Since 1995, Mr. Munera has been Managing Director of Synergex Group Partnership, a Connecticut general partnership, with majority participations since 1996 in Arcadia, a manufacturer of low-rise curtain walls, storefronts and office partitions, and in Estancia El Olmo, a large cattle ranch. From 1994 to 1996, Mr. Munera was chairman and chief executive officer of Latin American Gold Inc., a junior gold exploration and mining company with activities in Ecuador and Venezuela. From 1991 to 1994, Mr. Munera was president and chief executive officer of Minorco (USA), a diversified natural resources group with interest in base and precious metals, industrial minerals, oil and gas, chemicals and fertilizers, in both the U.S. and Canada.

Effective March 1, 2006, Mr. Munera will become Chairman of the Board. Mr. Anthony Low Beer, the current Chairman, will become Vice Chairman - Strategic Planning, and Mr. Orhan Sadik-Khan will become Vice Chairman - Investment Banking.

Effective February 13, 2006, Mr. Richard J. Moore was appointed as Chief Operating Officer of the Company. Biographical information for Mr. Moore is listed under Item 8.01.

SECTION 8 - OTHER EVENTS

         ITEM 8.01.    OTHER EVENTS

         Effective February 1, 2006, The Company Established A Board Of Advisors. The Board of Advisors was formed to help in recruiting staff to run the Company or for other functions. The Board of Advisors will also help with product introductions, customer introductions, credibility, product validation, marketing/sales advice, critiques, and advice to members of the Board and the management team. Initial members of the Board of Advisors are: John Mahoney, CEO of SiVault, Mr. Roger Mahabir, who will act as Chairman, Mr. David Gibbins, Mr. Bhanu Singh, Mr. Colin Ground and Mr. Richard Moore.


ROGER R. MAHABIR, CHAIRMAN

Roger Mahabir is the President and Chief Executive Officer of Technology Innovations Inc., an Information Technology services and consulting firm established in 1991. He is also Chairman of Assurent Secure Technologies, a world leader in vulnerability research and security software and services, headquartered in Toronto, Canada.

Mr. Mahabir was previously the Chief Information Officer at RBC Capital Markets (Royal Bank Canada) where he served for over 5 years. He is recognized as one of the industry's top-CIOS, having served in senior executive positions, including four CIO roles with Fortune 500 companies in Financial Services, Government, Manufacturing, and Retail. His systems work for innovation and delivery at Fortune 500 companies has won international acclaim and been recognized by many, including the Smithsonian. He was inducted into the Canadian Information Productivity Hall of Fame (1995) for his innovation and delivery at Suncor/Sunoco, General Electric and Toronto Police.

Mr. Mahabir was named by CIO Magazine as one of Canada's top CIOs in 1994. Under his leadership his organization was recognized by Computerworld Magazine as one of the "Global 100" Outstanding Information Technology users Worldwide in 1995 and also received an "Award of Distinction" from the Canadian Information
Productivity Association. The "Metropolis" project which significantly re-engineered policing across the entire Metropolitan Toronto area led to this distinction and received international acclaim and recognition.

BHANU SINGH

Bhanu Singh is a Partner and leader in the technology and IT practice at Bain and Company. He also co-leads Bain's global capability sourcing practice.

Mr. Singh rejoined Bain in 2004 after spending 4 years running TCG Software (a global IT software services firm). While at TCG he transitioned R&D, IT, support and engineering functions from an onsite to an onsite-offsite-offshore model for a number of companies in the financial services and high-tech markets. Most of these projects involved significant process redesign and changes to management.

At Bain, Mr. Singh has worked on growth strategy and operational improvement projects in the financial services, telecom and technology verticals. His recent experience has included designing go-to- market and outsourcing strategies for technology and services firms. He has also worked in the private equity group, assisting clients with due diligence and portfolio company strategies in a variety of industries.

Prior to joining Bain, Mr. Singh worked at Hewlett Packard (HP), HR Strategies (a successful start-up) and DCM Toyota. He earned an M.B.A. from the University of Michigan with highest distinction. He also has a Masters in Operations Research & Statistics from Rensselaer Polytechnic Institute, NY. He has a B.Tech in Mechanical engineering from the Indian Institute of Technology (IIT).

DAVID GIBBINS

David Gibbins is the former Managing Director, Global Head Foreign Exchange and, Commodity Derivatives, for RBC Capital Markets' Global Treasury Services. Mr. Gibbins sat on the Operating Committee of the Global Treasury Services Division, as well as on the Executive Committee of the RBC Capital Markets, the Investment Banking arm of the RBC Financial Group. Mr. Gibbins spent 27 years with Royal Bank of Canada, the past 21 within the trading business.

From 1994 to 1996, Mr. Gibbins was Co-Global Head of Forex Sales and Commodity Trading; from 1991 to 1994 he was Vice President and Head of Treasury USA, Latin America and Caribbean, based in New York. From 1989 to 1991, Mr. Gibbins was Chief Dealer, Canadian Money Markets; from 1987 to 1989, he was Senior Dealer, Interest Rate Derivatives in Toronto and from 1986 to 1988 he was Senior Derivatives Dealer in London, England.

Mr. Gibbins is a member of the Board of Directors of Greenfield Commercial Group since January 2004.

COLIN W. GROUND

Colin Ground is an attorney with Fraser, Milner Casgrain LLP, Toronto, Canada. Mr. Ground practices in the areas of Corporate/Commercial and Information Technology Law with a focus on emerging growth technology companies. He is a member of the firm's Private Equity/Venture Group providing legal advice on a wide range of private equity and venture capital financings where he has had the opportunity to work with investment funds, private investors and emerging companies. Mr. Ground's practice also involves assisting companies in commercializing their intellectual property and developing their e-commerce initiatives.

RICHARD J. MOORE

Richard J. Moore was, until joining SiVault, most recently President and COO from July 1, 2001, of Sybase, Inc. a software integration company located in Dublin, Canada. From January 1999 to December 1999 he was Senior Vice President Worldwide Sales/Co-CEO Cygent, Inc. an internet software company located in San Francisco, California. Prior to that he held various positions with Unisys Corporation, most recently, Vice President, North America Large Accounts from April 1998 to January 1999.

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         ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements

                Not Applicable.

         (b)    Pro Forma Financial Information

                Not Applicable.

         (c)    Exhibits:

                Not Applicable




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SIVAULT SYSTEMS, INC.


                                                     /s/ John Mahoney
                                                     -----------------------
                                                     John Mahoney
                                                     Chief Executive Officer

Date:  February 7, 2006